                                  Exhibit 24

                               POWER OF ATTORNEY

     The undersigned officers and directors of Fulton Financial Corporation hereby constitute and appoint Rufus A. Fulton, Jr. and Charles J. Nugent, or either of them individually, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority to sign for the undersigned and in their respective names, in any and all capacities, any and all amendments (including post-effective amendments) to this Registration Statement and generally to take all such steps as may be necessary or appropriate to enable Fulton Financial Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission related thereto, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, as herein authorized.


         Signature                         Capacity                Date
         ---------                         --------                ----
/s/ Jeffrey G. Albertson                   Director             May 21, 1996
- ----------------------------------
     (Jeffrey G. Albertson)


/s/ James R. Argires                       Director             May 21, 1996
- ----------------------------------
       (James R. Argires)

                                           Director
- ----------------------------------
     (Donald M. Bowman, Jr.)

/s/ Thomas D. Caldwell, Jr.                Director             May 21, 1996
- ----------------------------------
     (Thomas D. Caldwell, Jr.)
                                      Senior Vice President     May 21, 1996
/s/ Beth Ann L. Chivinski                and Controller
- ----------------------------------    (Principal Accounting
     (Beth Ann L. Chivinski)                Officer)


/s/ Harold D. Chubb                        Director             May 21, 1996
- ----------------------------------
       (Harold D. Chubb)


Signature                                  Capacity             Date
- ---------                                  --------             ----
/s/ William H. Clark, Jr.                  Director                May 21, 1996
- ----------------------------------
     (William H. Clark, Jr.)


/s/ Frederick B. Fichthorn                 Director                May 21, 1996
- ---------------------------------
    (Frederick B. Fichthorn)

/s/ Patrick J. Freer                       Director
- ---------------------------------
       (Patrick J. Freer)
                                        President, Chief           May 21, 1996
/s/ Rufus A. Fulton, Jr.              Executive Officer and
- ---------------------------------           Director
     (Rufus A. Fulton, Jr.)           (Principal Executive
                                            Officer)

/s/ Eugene H. Gardner                      Director                May 21, 1996
- ---------------------------------
       (Eugene H. Gardner)
                                     Chairman of the Board         May 21, 1996
/s/ Robert D. Garner                      and Director
- ---------------------------------
       (Robert D. Garner)

/s/ Daniel M. Heisey                       Director                May 21, 1996
- ---------------------------------
       (Daniel M. Heisey)

/s/ J. Robert Hess                         Director                May 21, 1996
- ---------------------------------
       (J. Robert Hess)

/s/ Carolyn R. Holleran                    Director                May 21, 1996
- ---------------------------------
       (Carolyn R. Holleran)

/s/ Clyde W. Horst                         Director                May 21, 1996
- ---------------------------------
       (Clyde W. Horst)


            Signature                   Capacity                    Date
            ---------                   --------                    ----
/s/ Bernard J. Metz, Sr.                Director                May 21, 1996
- ---------------------------------
     (Bernard J. Metz, Sr.)

                                      Executive Vice            May 21, 1996
/s/ Charles J. Nugent              President and Chief
- ---------------------------------   Financial Officer
      (Charles J. Nugent)         (Principal Financial
                                        Officer)

/s/ Arthur M. Peters, Jr.               Director                May 21, 1996
- ---------------------------------
     (Arthur M. Peters, Jr.)

/s/ Stuart H. Raub, Jr.                 Director                May 21, 1996
- ---------------------------------
      (Stuart H. Raub, Jr.)

/s/ Donald E. Ruhl                      Director                May 21, 1996
- ---------------------------------
        (Donald E. Ruhl)

/s/ William E. Rusling                  Director                May 21, 1996
- ---------------------------------
      (William E. Rusling)

/s/ Mary Ann Russell                    Director                May 21, 1996
- ---------------------------------
       (Mary Ann Russell)

/s/ John O. Shirk                       Director                May 21, 1996
- ---------------------------------
       (John O. Shirk)
                                      Executive Vice            May 21, 1996
/s/ R. Scott Smith                      President
- ---------------------------------
       (R. Scott Smith)

/s/ James K. Sperry                   Executive Vice            May 21, 1996
- ---------------------------------     President and
       (James K. Sperry)                 Director


            Signature                   Capacity                    Date
            ---------                   --------                    ----
/s/ Kenneth G. Stoudt                   Director                May 21, 1996
- ---------------------------------
       (Kenneth G. Stoudt)